Exhibit 99.1

1 President and CEO’s Report Building Long Term Value Annual Meeting of Shareholders Philadelphia, PA May 16, 2013

2 Safe Harbor Statement This presentation and related discussions may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements, without limitation, regarding expectations, beliefs, intentions or strategies regarding the future. The Company intends that such forward-looking statements be subject to the safe-harbor provided by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, performance or achievements or industry results to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, the following: future growth and profitability; general economic and business conditions, both nationally and in the geographic regions in which Alteva operates; industry capacity; the Company’s ability to pay dividends; demographic changes; technological changes and changes in consumer demand; goodwill impairments and long-lived asset; existing governmental regulations and changes in, or the failure to comply with, governmental regulations; legislative proposals relating to the businesses in which Alteva operates; changes to the USF; reduction in cash distributions from the Orange County-Poughkeepsie Limited Partnership; risks associated with our unfunded pension liability; competition; our ability to identify and corrct a material weakness in our internal controls over financial reporting; or the loss of any significant ability to attract and retain qualified personnel. Given these uncertainties, current and prospective investors should be cautioned in their reliance on such forward-looking statements. Except as required by law, the Company disclaims any obligation to update any such factors or to publicly announce the results of any revision to any of the forward-looking statements contained herein to reflect future events or developments. A more comprehensive discussion of risks, uncertainties and forward-looking statements may be seen in the Company’s Annual Report on Form 10-K and other periodic filings with the U.S. Securities and Exchange Commission.

Who We Were In 2012 9th Largest Cloud Telephone Co.* Broadsoft & Microsoft platform Cloud-based Unified Communications (UC) solutions for SMB and enterprise * Frost & Sullivan, March 2012 Nationwide long distance infrastructure service provider Developer of commercial applications for VoIP & Softswitch Technology Local Telephone Company serving NY & NJ Nationwide enterprise broadband provider Verizon MVNO service provider WVT Communications Group Cloud Communications Holding Company Founded 1902 110 year old-ILEC Residential Customer Orientation Listed Nasdaq: WWVY Subsidiaries: Alteva, USA DataNet. 3

2012 Business Goals Year of Investments Create regulated subsidiary Continue Regional growth Capitalize on our wireline infrastructure, broadband expansion Talent acquisition Technology upgrades and innovation Integrate organizational and technology infrastructure 4

What We Accomplished in 2012 Sales & Marketing Established a comprehensive targeted Marketing strategy: Business Development, Product Development, Lead Generation, Go-to-Market Opened industry leading Innovation Center Established new product launch process Created Wholesale Channel Operations department Dedicated Sales and Account Management Implemented new wholesaler onboarding program 5

What We Accomplished in 2012 Operations and Technology Total Systems Overhaul and Implementation Cloud-based Accounting and Financial reporting systems Cloud-based Billing and automated Provisioning systems Automated Sales Support and Quoting systems All core network systems upgraded Implemented Quality Management System (QMS) Fortified billing process and revenue capture 6

What We Accomplished in 2012 Operations and Technology (cont.) Reduced implementation cycle time by more than 30% through process innovation Node conversion to high speed broadband Grew ILEC Broadband services Established Verizon Wireless retail relationship 7

What We Accomplished in 2012 Corporate Corporate Governance Restructure and creation of regulated subsidiary Transfer listing from NASDAQ to New York Stock Exchange Attained Alteva SOX compliance - post acquisition Established all new Credit Facilities Upgraded and fully integrated HR systems New Leadership Team 8

New Senior Leadership Team Leader Experience David Cuthbert, President Former CEO of Alteva and U.S. Navy Special Ops Brian Callahan, CFO Senior level Financial expert at NCO Group and PwC Jennifer Brown, CAO 25+ years in Human Resources and business services William Birnie, CMO Senior leader at Panasonic, Motorola and Comcast Jay Conn, President of UC 25+ years as a leader in technology and SaaS Mark Marquez, CNO Former technology leader at Alteva and Exelon 9

What We Learned in 2012 Transformation requires complete focus and energy New leadership takes time to gain momentum Multiple brands are difficult and expensive to maintain Products and initiatives should not be defined by geographic limitations 10

What We Learned in 2012 The simplification and the maximization of synergies in product, process, and corporate structure are imperative to our competitive positioning The Unified Communications industry remains fragmented and not well defined The UC industry will respond to the credibility of a publicly traded company Investors need clarification on our strategic direction 11

WVT In 2012 Nationwide long distance infrastructure service provider Developer of commercial applications for VoIP & Softswitch Technology Local Telephone Company serving NY & NJ Nationwide enterprise broadband provider Verizon MVNO service provider * Frost & Sullivan, March 2012 12

Unified. Simplified. In the Cloud. 13

Alteva is focused on growth, exhibiting excellence and professionalism in everything we do. We hold ourselves and each other accountable as we deliver highly innovative business transformation solutions. Alteva is efficient. Constantly seeking ways to improve ourselves as individuals, the company and the way we operate. Alteva is customer focused. Always looking outside of ourselves and putting the needs and expectations of others first. Our brand is who we are. We are Alteva. 14 What We Believe

What We Know 15 Alteva is a premier provider of hosted Unified Communications as a Service (UcaaS) Alteva’s UCaaS solution integrates and optimizes best-in-class cloud-based technologies and business applications to deliver a comprehensive voice, video and collaboration service for the office and mobile workforce. Alteva is committed to delivering meaningful value to our customers with 20 to 500 users. We are experts in delivering solutions to this customer and know we can provide them substantial value.

What We Know 16 Alteva is focused on growing our customer base nationally and internationally. Alteva is not just a vendor, but a partner to our clients. We ensure we deliver the solutions and services our customers need. Alteva has a specific and targeted growth and profitability path.

Total Available Market Segment Companies Seats 20-500 Employees 1,124,881 33,503,399 SAM 2013 2014 2015 2016 VoIP Hosted VoIP Growth 24% 29% 25% 21% Alteva VoIP Share 0.57% 0.64% 0.66% 0.72% UCaaS Hosted UC Growth 39% 27% 26% 40% Alteva UC Share 0.9% 1.3% 1.6% 1.8% Alteva Target Market: 20-500 Users Alteva is positioning itself in the Unified Communications as a Service (UCaaS) market, which is expected to grow at 24.8% CAGR and projected to reach $7.6B by 2016. 17

What We Know We provide value to our customers Our Clients - Our external customers who have chosen us to provide them with comprehensive business solutions and exceptional service. Our Shareholders - Our stakeholders who have entrusted us with their investment so we can continue to grow the value of the organization. Our Team - Our internal customers who serve each other with exceptional service and respect thereby increasing the overall value of the organization. 18

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Alteva Innovation Center Success 20 Innovation Center Utilization/Maximization More than100 individual visits, including: Multiple unique marketing events Continuous flow of sales tours with prospective clients Leveraged Innovation Center for 50 unique touch points with Channel Partners Operations increased department knowledge and efficiency with in-house multiple training events Finance Dept. utilized the Innovation Center to demonstrate Alteva’s growth and innovation to multiple institutional investors.

Alteva’s UCaaS Solution 21 Alteva differentiates its UCaaS solution by integrating its Broadsoft and Microsoft platforms with highly innovative mobile, video and collaboration applications.

New Product Development 22 Alteva Mobile Deep mobile integration in a growing BYOD market Mobile white-boarding and collaboration Group discussions with video calling SMS communications from your office line. Microsoft Lync Fully integrated UC experience Microsoft Office Exchange Outlook with additional applications EMEA Expansion Expansion of Alteva’s platform to support localization in Europe Enabling local phone numbers Local dialing Full UC integration for international offices

23 Our Growth Goals

Growth Goals 2013 Increase Revenue Alteva will maximize its growth opportunity by leveraging all available resources to acquire and retain customers and grow profitable revenue. 24

Revenue Growth Total Company in $Millions 25 Highest Consolidated Revenue Level in 9 Years 25

UCaaS Revenue (in $Millions) 26 26 UCaaS Revenue Increased 62% to $13.6M in 2012 vs. 2011

Growth in Seats – Drives Future Recurring Revenue Seats at End of Quarter 38% Growth From 1Q12 to 1Q13 27

Growth Goals 2013 Maximize Profitability Alteva will find the appropriate balance between growth and the total costs of running the business to maximize long term profitability Products, services and infrastructure will be leveraged to maximize our growth potential Leverage branding power across the entire company as Alteva Corporate strategy will be clearly articulated through growth initiatives Organizational structure is being streamlined for efficiency and operational excellence 28

President and CEO’s Report Summary Building Long Term Value Alteva is a unified company with defined commitments to all stakeholders We have an experienced and knowledgeable senior management team We are well positioned in UCaaS for the swiftly growing multibillion dollar market Alteva is highly a regarded industry solution provider in the UCaaS Market We are employing the investments made and delivering on 2012 Sales/Marketing targets and accelerating the backlog 29 29

President and CEO’s Report Summary Building Long Term Value 30 30 We will fortify our Balance Sheet with improved cash flow and access to bank debt We will remain innovative and ensure a best-in-class customer experience Alteva continues to drive performance improvements by competently managing expenses in all segments We established organizational goals for profitable growth We are evaluating our O-P Partnership with Verizon Wireless’ cash payouts relative to supporting Alteva’s growth plan We continue to analyze strategic growth opportunities in a fragmented market

31 Thank you for attending our Annual Meeting of Shareholders. We look forward to seeing you again next year.

Unified. Simplified. In the Cloud. 32